UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2009 (April 15, 2009)

RURBAN FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)

(419) 783-8950
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 17, 2009, Rurban Financial Corp. (the “Company”) hosted a conference call and webcast to discuss its financial results for the first quarter ended March 31, 2009.  A copy of the transcript for the conference call and webcast is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as otherwise stated in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its meeting on April 15, 2009, the Compensation Committee of the Board of Directors of the Company approved an increase in the retirement and early retirement benefits payable to Mark A. Klein, President of The State Bank and Trust Company (“State Bank”), under the Rurban Financial Corp. Amended and Restated Supplemental Executive Retirement Plan Agreement, dated as of December 31, 2008, among the Company, State Bank and Mr. Klein (the “Klein SERP Agreement”).  In accordance with the Compensation Committee’s approval and pursuant to a First Amendment to the Klein SERP Agreement entered into on April 20, 2009 (the “First Amendment”), (a) the benefit payable to Mr. Klein under Section 3.1 of the Klein SERP Agreement in the event of Mr. Klein’s retirement on or after age 65 was increased from 10% to 15% of his Annual Direct Salary (as defined in the Klein SERP Agreement); (b) the benefit payable to Mr. Klein under Section 3.2 of the Klein SERP Agreement in the event of Mr. Klein’s early retirement on or after age 55 was increased from 5% to 10% of his Annual Direct Salary (as defined in the Klein SERP Agreement); and (c) the benefit payable to Mr. Klein under Section 3.2 of the Klein SERP Agreement in the event of Mr. Klein’s early retirement on or after age 60 was increased from 10% to 15% of Mr. Klein’s Annual Direct Salary (as defined in the Klein SERP Agreement).

The foregoing description of the First Amendment is qualified in its entirety by reference to the copy of the First Amendment included as Exhibit 10.3 of this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Company’s 2009 Annual Meeting of Shareholders held on April 16, 2009, the shareholders of the Company adopted an amendment to Section 2.01 of the Company’s Amended and Restated Regulations to remove the 70-year age limit with respect to a person’s election or re-election as a director of the Company.  The amendment became effective upon such adoption.  The text of Section 2.01 of the Company’s Amended and Restated Regulations, as amended, is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

At the Company’s 2009 Annual Meeting of Shareholders held on April 16, 2009, the Company provided an overview of the results for the first fiscal quarter ended March 31, 2009, discussed trends in the Company’s performance and stock price and issued guidance regarding strategies for the 2009 fiscal year.  A copy of the materials presented at the Annual Meeting is furnished as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.2 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, except as otherwise stated in such filing.

Item 8.01. Other Events.

The Company’s 2009 Annual Meeting of Shareholders was held on April 16, 2009, in Defiance, Ohio.  At the close of business on the record date for the Annual Meeting (February 18, 2009), a total of 4,876,255 common shares of the Company were outstanding and entitled to vote.  A total of 3,655,311, or 74.96% of the outstanding common shares outstanding and entitled to vote, were represented in person or by proxy at the Annual Meeting.

At the Annual Meeting, the shareholders approved the proposed amendment to Section 2.01 of the Company’s Amended and Restated Regulations to remove the 70-year age limit with respect to a person’s election or re-election as a director of the Company.  In addition, each of the following directors was re-elected by the shareholders of the Company to serve for a three-year term expiring in 2012:  Thomas A. Buis; Kenneth A. Joyce; Thomas L. Sauer; and J. Michael Walz.  The voting results for the Annual Meeting are provided below.

1.
To adopt the proposed amendment to Section 2.01 of the Company’s Amended and Restated Regulations, which would remove the 70-year age limit with respect to a person’s election or re-election as a director of the Company.

Number of Shares Voted: 3,655,311 Total Outstanding Shares (O/S) as of Record Date: 4,876,255
For			Against			Abstain
	% of Shares Voted	% of Shares O/S		% of Shares Voted	% of Shares O/S		% of Shares Voted	% of Shares O/S
3,086,875	84.4%	63.3%	498,539	13.6%	10.2%	69,897	2.0%	1.4%

2.	Election of Directors.

Number of Shares Voted: 3,655,311 Total Outstanding Shares (O/S) as of Record Date: 4,876,255
	For			Withheld
Nominee		% of Shares Voted	% of Shares O/S		% of Shares Voted	% of Shares O/S
Thomas A. Buis	3,381,391	92.5%	69.3%	273,920	7.5%	5.6%
Kenneth A. Joyce	3,522,231	96.3%	72.2%	133,080	3.7%	2.7%
Thomas L. Sauer	3,536,283	96.7%	72.5%	119,028	3.3%	2.4%
J. Michael Walz	3,521,266	96.3%	72.2%	134,045	3.7%	2.7%

Item 9.01. Financial Statements and Exhibits.

(a)   Not Applicable

(b)   Not Applicable

(c)   Not Applicable

(d)   Exhibits

Exhibit No.	Description
3.1	Certificate Regarding Adoption of Amendment to Section 2.01 of Rurban Financial Corp.’s Amended and Restated Regulations by the Shareholders on April 16, 2009
10.1
Amended and Restated Supplemental Executive Retirement Plan Agreement, effective as of December 31, 2008, between Rurban Financial Corp. and Kenneth A. Joyce (incorporated herein by reference to Exhibit 10.15 to the Annual Report on Form 10-K of Rurban Financial Corp. for the fiscal year ended December 31, 2008 (File No. 0-13507))

10.2
Schedule identifying other substantially identical Amended and Restated Supplemental Executive Retirement Plan Agreements with executive officers of Rurban Financial Corp. and its subsidiaries (incorporated herein by reference to Exhibit 10.16 to the Annual Report on Form 10-K of Rurban Financial Corp. for the fiscal year ended December 31, 2008 (File No. 0-13507))

10.3	First Amendment to Amended and Restated Supplemental Executive Retirement Plan Agreement, dated as of April 20, 2009, among Rurban Financial Corp., The State Bank and Trust Company and Mark A. Klein
99.1	Transcript of conference call and webcast conducted on April 17, 2009
99.2	Materials presented at the Annual Meeting of Shareholders held on April 16, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURBAN FINANCIAL CORP.

Date: April 21, 2009	By:	/s/ Duane L. Sinn
Name: Duane L. Sinn
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated April 21, 2009

Rurban Financial Corp.

Exhibit No.	Description
3.1	Certificate Regarding Adoption of Amendment to Section 2.01 of Rurban Financial Corp.’s Amended and Restated Regulations by the Shareholders on April 16, 2009
10.1
Amended and Restated Supplemental Executive Retirement Plan Agreement, effective as of December 31, 2008, between Rurban Financial Corp. and Kenneth A. Joyce (incorporated herein by reference to Exhibit 10.15 to the Annual Report on Form 10-K of Rurban Financial Corp. for the fiscal year ended December 31, 2008 (File No. 0-13507))

10.2
Schedule identifying other substantially identical Amended and Restated Supplemental Executive Retirement Plan Agreements with executive officers of Rurban Financial Corp. and its subsidiaries (incorporated herein by reference to Exhibit 10.16 to the Annual Report on Form 10-K of Rurban Financial Corp. for the fiscal year ended December 31, 2008 (File No. 0-13507))

10.3	First Amendment to Amended and Restated Supplemental Executive Retirement Plan Agreement, dated as of April 20, 2009, among Rurban Financial Corp., The State Bank and Trust Company and Mark A. Klein
99.1	Transcript of conference call and webcast conducted on April 17, 2009
99.2	Materials presented at the Annual Meeting of Shareholders held on April 16, 2009